Deferred income tax assets and liabilities (Unrecognised deferred income tax assets in respect of certain deductible temporary differences and accumulated tax losses) (Detail) - CNY (¥) ¥ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Deferred income tax assets and liabilities [abstract]
Deductible temporary differences	¥ 5,324,572	¥ 4,672,788
Unused tax losses	9,581,856	8,665,079
Total	¥ 14,906,428	¥ 13,337,867